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                       ASSIGNMENT AND ASSUMPTION AGREEMENT

         Reference is made to that certain Technology License Agreement dated July 7, 1998 (the "License Agreement") between Articulate Systems, Inc. ("Articulate") and Dragon Systems, Inc. ("Dragon") pursuant to which Articulate assigned all of its rights, duties and obligations under said agreement to Fonix/ASI Corporation, a Utah corporation ("ASI"), on September 2, 1998. Pursuant to Section 13.1 of the License Agreement: (a) ASI hereby assigns all of its rights, duties and/or obligations under the License Agreement to Lernout & Hauspie Speech Products N.V. or its designated subsidiary ("L&H"); and (b) L&H or its designated subsidiary hereby agrees to assume all of ASI's rights, duties and/or obligations under the License Agreement.

         IN WITNESS WHEREOF, ASI and L&H or its designated subsidiary have caused this Agreement to be executed under seal in multiple counterparts by their duly authorized representatives.

                          FONIX/ASI CORPORATION

                          By:/s/
                             ---------------------------------
                          Name: Thomas A. Murdock
                          Title: President and Chief Executive Officer

                          LERNOUT & HAUSPIE SPEECH PRODUCTS N.V.


                          By:/s/
                             ---------------------------------
                          Name: Gaston Bastiaens
                          Title: President and Chief Executive Officer

Dated: September 1, 1999